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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


    We hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated January 31, 2000 relating to the financial statements, which appears in Scios Inc,'s Annual Report on Form 10-K for the year ended December 31, 1999. We also consent to the reference to us under the heading "Experts" in such registration statement.



/s/ PricewaterhouseCoopers LLP



San Jose, California
February 9, 2001